TOWNE SERVICES, INC.
                         DIRECTOR STOCK OPTION AGREEMENT



         THIS DIRECTOR STOCK OPTION AGREEMENT (this "Agreement"), is entered into as of the ____ day of _____________, _____, by and between Towne Services, Inc., a Georgia corporation (the "Company"), and __________________ (the "Optionee").

         WHEREAS, effective as of April 26, 2000, the Board of Directors of the Company adopted a stock option plan known as the Amended and Restated Director Stock Option Plan of Towne Services, Inc. (the "Plan"), and the Company's shareholders approved the Plan on May 23, 2000, at the 2000 Annual Meeting of Shareholders; and

         WHEREAS, the Optionee is a valued director of the Company or a subsidiary of the Company; and

         WHEREAS, the Company considers it desirable and in its best interest that the Optionee be provided an inducement to acquire an ownership interest in the Company and an additional incentive to advance the interest of the Company through the grant of an option to purchase shares of common stock of the Company pursuant to the Plan; and

         WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to the option in accordance with the Plan.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

         1. Incorporation of the Plan. This option is granted pursuant to the provisions of the Plan and the terms and definitions of the Plan are incorporated into this Agreement by reference and made a part of this Agreement. A copy of the Plan has been delivered to, and receipt is acknowledged by, the Optionee.

         2. Grant of Option. Subject to the terms, restrictions, limitations, and conditions stated in this Agreement, the Company grants to the Optionee the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, no par value (the "Stock"), set forth on Schedule A attached to this Agreement. The Option shall be exercisable in the amounts and at the time specified on Schedule A. The Option expires and shall not be exercisable on and after the date specified on Schedule A, or on any earlier date as determined by this Agreement. This Option is not intended to be an Incentive Stock Option, as defined in the Internal Revenue Code.

         3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") is specified on Schedule A.

         4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of stock which may be purchased by the Optionee under the terms of this Agreement as to which the Option remains unexercised. If this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

         5. Restrictions on Transferability. No Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order

(as defined in the Internal Revenue Code of 1986, as amended (the "Code") or in the Employee Retirement Income Security Act of 1974, as amended (the "Act"), or the rules and regulations promulgated under the Code or the Act). During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

         6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee, or by the administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 11 of this Agreement to the attention of the President or any other officer the Company may designate. These notices shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required by the Company, and (c) be accompanied by (i) a certified or cashier's check, money order or personal check (if approved by the Board) payable to the Company in payment of the total Exercise Price applicable to the shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value (as determined by the Board of Directors) equal to the total Exercise Price applicable to the shares purchased hereunder, (iii) a written election by Optionee to receive the full number of Shares purchasable under the Option then being exercised less that number of shares that have a value being equal to the Exercise Price, or (iv) any combination of (i), (ii) or (iii) above. Upon receipt of the exercise notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in the notice registered in the name of the person exercising this Option.

         7. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 11 of the Plan.

         8. Termination of Directorship. The unexercised portion of an Option shall automatically and without notice terminate and be forfeited upon the earliest to occur of the following:

                  (a) if the Optionee's position as a director of the Company terminates, other than by reason of such Optionee's death or disability, 180 days after the date that the Optionee's position as a director of the Company terminates;

                  (b) one year after the death of the Optionee;

                  (c) one year after the date on which the Optionee's position as director of the Company is terminated by reason of a mental or physical disability determined by a medical doctor satisfactory to the Company; or

                  (d) five years after the date of grant of such Option.

         9. Date of Grant. This Option was granted by the Board of Directors of the Company on the date set forth in Schedule A (the "Date of Grant").

         10. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this

Option that would cause the Company to violate any law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with any information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section.

         11. Miscellaneous.


                  (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

                  (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

                  (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company.

                  (d) This Agreement may not be modified except in writing executed by each of the parties hereto.


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


         IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Director Stock Option Agreement to be executed on behalf of the Company and the Company's seal to be affixed to this Agreement and attested by the Secretary or an Assistant Secretary of the Company, and the Optionee has executed this Director Stock Option Agreement under seal, all as of the day and year first above written.

                                   COMPANY:

                                   TOWNE SERVICES, INC.
Attest:


                                   By:
-----------------------------            ---------------------------------------
         Secretary
                                   Name:
         [SEAL]                           --------------------------------------

                                   Title:
                                          --------------------------------------


                                   OPTIONEE:

                                             -----------------------------------

                                   Name:      ----------------------------------

                                   Address:   ----------------------------------

                                   SCHEDULE A
                                       TO
                         DIRECTOR STOCK OPTION AGREEMENT
                                     BETWEEN
                              TOWNE SERVICES, INC.
                                       AND
                            ____________________________
                            Dated ___________________





1. Number of Shares Subject to Option: ___________ shares of the Company's Common Stock


2.       This Option (Check one) [ ] is [x] is not an Incentive Stock Option.


3.       Option Exercise Price:  $_______ per share.


4.       Date of Grant:


5.       Option Vesting Schedule:


                  Options are vested with respect to all shares on the date hereof, but the option may not be exercised prior to the six month anniversary of the date hereof.

6.       Option Exercise Period:


         Options expire and are void unless exercised on or before _________________.

                                   SCHEDULE B
                                       TO
                         DIRECTOR STOCK OPTION AGREEMENT
                                     BETWEEN
                              TOWNE SERVICES, INC.
                                       AND
                              ___________________
                           Dated ____________________

                               NOTICE OF EXERCISE


                  The undersigned hereby notifies Towne Services, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase shares of the Company's Common Stock, no par value (the "Common Stock"), pursuant to the Director Stock Option Agreement (the "Agreement") between the undersigned and the Company dated ________________. Accompanying this Notice is (1) a certified or cashier's check, money order or personal check (if approved by the Board) in the amount of $____________ payable to the Company, (2) ______________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value as of the date hereof of $____________, and/or (3) a written election by the undersigned to receive the full number of shares purchasable under the Agreement less that number of shares that have a value being equal to the Exercise Price, these amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 7 of the Agreement).

         IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _____ day of ___________, ____.




                                   OPTIONEE [OR OPTIONEE'S
                                   ADMINISTRATOR,
                                   EXECUTOR OR PERSONAL
                                   REPRESENTATIVE]



                                   ---------------------------------------------
                                   Name:
                                   Position (if other than Optionee):